EXHIBIT 10.8
EXECUTION VERSION
REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
dated as of June 27, 2008
between
EACH OF THE GRANTORS PARTY HERETO
and
GENERAL ELECTRIC CAPITAL CORPORATION,
as Collateral Agent

TABLE OF CONTENTS
(cont.)
SCHEDULE 4.1 — GENERAL INFORMATION
SCHEDULE 4.2 — LOCATION OF EQUIPMENT, INVENTORY AND OTHER GOODS
SCHEDULE 4.4 — INVESTMENT RELATED PROPERTY
SCHEDULE 4.6 — DESCRIPTION OF LETTERS OF CREDIT
SCHEDULE 4.7 — INTELLECTUAL PROPERTY — EXCEPTIONS
SCHEDULE 4.8 — COMMERCIAL TORT CLAIMS
EXHIBIT A — PLEDGE SUPPLEMENT
EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT
EXHIBIT C — INTELLECTUAL PROPERTY SECURITY AGREEMENT

ii

          This REVOLVING CREDIT AGREEMENT PLEDGE AND SECURITY AGREEMENT, dated as of June 27, 2008 (this “Agreement”), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor” and collectively, the “Grantors”), and GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the “Collateral Agent”).
RECITALS:
     WHEREAS, reference is made to that certain Senior Secured Revolving Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dura Operating Corp., a Delaware corporation (“Company”), Dura Automotive Systems, Inc. (f/k/a “New Dura, Inc.”), a Delaware corporation (“Parent”), certain Subsidiaries of Holdings and the Company, the Lenders party thereto from time to time (the “Lenders”), Wachovia Bank, National Association, as syndication agent, General Electric Capital Corporation, as administrative agent and as collateral agent and Bank of America, as Issuing Bank and documentation agent;
     WHEREAS, on October 30, 2006, Holdings, Company and certain of its subsidiaries each filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) which have been jointly administered under case number 06-112-2 (KJC) (each a “Chapter 11 Case” and collectively, the "Chapter 11 Cases”);
     WHEREAS, on May 13, 2008, the Bankruptcy Court confirmed the Revised Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (with Further Technical Amendments), dated May 12, 2008 (the “Plan”), submitted by the debtors in the Chapter 11 Cases;
     WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements with one or more Lender Counterparties;
     WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents and the Hedge Agreements as set forth herein; and
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.
     1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:
          “Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.
          “Additional Grantors” shall have the meaning assigned in Section 5.3.
          “Agreement” shall have the meaning set forth in the preamble.
          “Assigned Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.
          “Cash Proceeds” shall have the meaning assigned in Section 7.7.
          “Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.
          “Collateral” shall have the meaning assigned in Section 2.1.
          “Collateral Agent” shall have the meaning set forth in the preamble.
          “Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
          “Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
          “Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).
          “Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).

          “Company” shall have the meaning set forth in the recitals.
          “Contractual Obligation” shall mean, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.
          “Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder).
          “Copyrights” shall mean all United States and foreign copyrights (including Community designs) owned by a Grantor, including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.
          “Credit Agreement” shall have the meaning set forth in the recitals.
          “Deposit Accounts” (i) shall mean all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).
          “Discharge of Term Loan Obligations” shall have the meaning set forth in the Intercreditor Agreement.
          “Documents” shall mean all “documents” as defined in Article 9 of the UCC.
          “Equipment” shall mean: (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.
          “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

          “Excluded Property” shall have the meaning set forth in Section 2.2.
          “First Priority” shall mean, with respect to any Lien purported to be created in any Revolving Credit Priority Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than any Permitted Lien which is junior in priority to the Collateral Agent’s Lien on such Collateral and inchoate Liens arising by operation of law for which amounts are not yet due and payable.
          “General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).
          “Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).
          “Grantors” shall have the meaning set forth in the preamble.
          “Indemnitee” shall mean the Collateral Agent, and its Affiliates’ officers, partners, directors, trustees, employees, agents.
          “Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.
          “Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.
          “Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.
          “Internal Revenue Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.
          “Inventory” shall mean (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).
          “Investment Accounts” shall mean the Securities Accounts, Commodities Accounts and Deposit Accounts.
          “Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.
          “Lenders” shall have the meaning set forth in the recitals.
          “Letter of Credit Right” shall mean “letter-of-credit right” as defined in Article 9 of the UCC.
          “Money” shall mean “money” as defined in the UCC.
          “Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise unless such prohibition or restriction is unenforceable under Section 9-406 through 409 of the UCC.
          “Obligations” shall have the meaning set forth in the Credit Agreement.
          “Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder).
          “Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, in each case owned by a Grantor, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(B) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.
          “Pledged Debt” shall mean all Indebtedness owed to a Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.
          “Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.
          “Pledged LLC Interests” shall mean all interests directly owned by a Grantor in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.
          “Pledged Partnership Interests” shall mean all interests directly owned by a Grantor in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.
          “Pledged Stock” shall mean all shares of capital stock directly owned by a Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
          “Pledged Trust Interests” shall mean all interests directly owned by a Grantor in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests provided however, that such definition shall exclude the Pledged Trust Interests of Dura Automotive Systems Capital Trust, a Delaware business trust.
          “Proceeds” shall mean: (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
          “Purchase Money Lien” shall mean purchase money Liens granted by such Grantor (including the interest of a lessor under a Capital Lease, sale and lease-back transactions and purchase money Liens to which any property is subject at the time, on or after the date hereof, of such Grantor’s acquisition thereof) securing Indebtedness permitted under Sections 6.1(i) or 6.1(j) of the Credit Agreement and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness or subject to such Capital Lease or sale and lease-back transaction.
          “Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.
          “Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.
          “Record” shall have the meaning specified in Article 9 of the UCC.
          “Revolving Credit Priority Collateral” shall have the meaning set forth in the Intercreditor Agreement.

          “Second Lien Term Loan Collateral Agent” shall have the meaning set forth in the Intercreditor Agreement.
          “Second Lien Term Loan Priority Collateral” shall have the meaning set forth in the Intercreditor Agreement.
          “Second Priority” shall mean, with respect to any Lien created in any Second Lien Term Loan Priority Collateral pursuant to any Collateral Document, that such Lien is subordinated solely to the Liens on such Collateral securing the Indebtedness under the Second Lien Term Loan Agreement and any Permitted Lien.
          “Secured Obligations” shall have the meaning assigned in Section 3.1.
          “Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).
          “Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.
          “Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder).
          “Trademarks” shall mean all United States and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing, in each case owned by a Grantor, including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(C) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder).
          “Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how, in each case owned by a Grantor, whether or not such trade secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such trade secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any trade secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.
          “United States” shall mean the United States of America.
          “Vehicles” means all vehicles covered by a certificate of title law of any state.
     1.2 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. This Agreement and the other Credit Documents may use several different limitations, tests or measurements to regulate the same or similar matters, all of which are cumulative and each shall be performed in accordance with its terms. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.
SECTION 2. GRANT OF SECURITY.
     2.1 Grant of Security. Each Grantor hereby hypothecates to the Collateral Agent on behalf of the Secured Parties, and grants to the Collateral Agent on behalf of the Secured Parties a security interest in and continuing lien on, all of such Grantor’s right, title and interest in, to and under all of the following personal property, real and mixed, of such Grantor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):
          (a) Accounts;
          (b) As-extracted Collateral;

          (c) Chattel Paper;
          (d) Commercial Tort Claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time);
          (e) Commodities Accounts;
          (f) Deposit Accounts;
          (g) Documents;
          (h) Equipment;
          (i) General Intangibles;
          (j) Goods;
          (k) Instruments;
          (l) Insurance;
          (m) Intellectual Property;
          (n) Investment Related Property;
          (o) Letter of Credit Rights;
          (p) Money
          (q) Receivables and Receivable Records;
          (r) Securities Accounts;
          (s) Vehicles;
          (t) to the extent not otherwise included, all causes of action and all monies and other property of any kind received therefrom, and all monies and other property of any kind recovered by any Grantor;
          (u) to the extent not otherwise included, all monies and other property of any kind which is received by such Grantor in connection with refunds with respect to taxes, assessments and governmental charges imposed on such Grantor or any of its property or income;
          (v) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing;
          (w) to the extent not otherwise included, all other personal property of such Grantor, whether tangible or intangible; and

          (x) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.
     Notwithstanding anything to the contrary contained in this section, the term “Collateral” shall not include any Excluded Property.
     2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract, property rights or agreement (including, without limitation, Assigned Agreements) to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such Lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; (b) any of the outstanding voting Capital Stock of each first-tier Foreign Subsidiary listed on Schedule 3.1(g) to the Credit Agreement in excess of the percentages set forth on such schedule and any of the voting Capital Stock of each first-tier Foreign Subsidiary created or acquired after the date hereof in excess of 65% of such outstanding voting Capital Stock; provided that immediately upon the amendment of the Internal Revenue Code to allow the pledge of a greater percentage of the voting power of Capital Stock in a Foreign Subsidiary without adverse tax consequences (other than de minimus tax consequences), the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of Capital Stock of each Foreign Subsidiary; provided, further, that such limitations with respect to Capital Stock of a Foreign Subsidiary shall not apply to the extent that the obligations under the Second Lien Term Loan Credit Agreement are secured by more than 65% of the Capital Stock of such Foreign Subsidiary; (c) all Capital Stock of Foreign Subsidiaries which are not first-tier Foreign Subsidiaries; (d) automobiles and other assets subject to certificates of title; (e) assets of any foreign Subsidiary; (f) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed); (g) Equipment owned by any Grantor that is subject to a purchase money Lien or a Capital Lease if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation of any other Lien on such Equipment; (h) any interest in foreign Joint Ventures and non-wholly owned Foreign Subsidiaries which cannot be pledged without the consent of one or more third parties; and (j) any assets with respect to which the Collateral Agent, in consultation with the Company shall reasonably determine that the cost of creating and/or perfecting the security interest therein is excessive in relation to the benefit to the

Secured Parties (collectively, (the “Excluded Property”)); provided, however, the foregoing shall not include any Proceeds, substitutions or replacements of the above (unless such Proceeds, substitutions or replacements would constitute Excluded Property). Notwithstanding anything to the contrary contained herein, (x) the Grantors shall not be required to take any action intended to cause any Excluded Property to constitute Collateral, (y) each defined term used in describing types or categories of Collateral, including those used in Sections 2.1(a) through (x) above, shall be deemed to exclude all Excluded Property and (z) none of the representations, warranties and covenants shall be deemed to apply to any property constituting Excluded Property.
SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.
     3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise of all Obligations with respect to every Grantor (the “Secured Obligations”).
     3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.
SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.
     4.1 Generally.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens;
          (ii) it has indicated on Schedule 4.1(A)(as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number (if applicable) and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the date hereof has been, located.
          (iii) the full legal name of such Grantor is as set forth on Schedule 4.1(A) and it has not done in the last one (1) year, and does not do, business under any other name (including any trade name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);
          (iv) except as provided on Schedule 4.1(C) or to the extent permitted under the Credit Agreement, it has not changed its name, jurisdiction of organization, chief executive office, or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past one (1) year;
          (v) it has not within the last one (1) year become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 4.1(D) hereof (as such schedule may be amended or supplemented from time to time) or in connection with Permitted Liens;
          (vi) upon the timely and proper filing of (A) financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1 hereof and (B) an Intellectual Property Security Agreement in the form of Exhibit C hereto in the United States Copyright Office or United States Patent and Trademark Office (as applicable), the Liens and security interests granted to the Collateral Agent hereunder constitute valid and perfected (x) First Priority Liens on all of the Revolving Credit Priority Collateral and (y) Second Priority Liens on all of the Second Lien Term Loan Priority Collateral in each case covered by this clause (vi) to the extent that any such Liens can be perfected by the filing of a financing statement or an Intellectual Property Security Agreement in the United States Copyright Office or United States Patent and Trademark Office (as applicable);
          (vii) all actions and consents, including all filings, notices, registrations and recordings which have been reasonably requested by the

Collateral Agent for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;
          (viii) other than the financing statements filed in favor of the Collateral Agent, no effective UCC, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (a) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing and (b) financing statements filed in connection with Permitted Liens;
          (ix) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vi) above, (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and (C) approvals, filings and authorizations already obtained;
          (x) all written information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is true and complete in all material respects; and
          (xi) none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC).
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) except for the security interest created by this Agreement and Permitted Liens, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein, except as otherwise permitted in the Credit Agreement (including, without limitation, Section 5.3 of the Credit Agreement);
          (ii) it shall not produce, use or permit any Collateral to be used by it unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;
          (iii) it shall not change such Grantor’s legal name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise) sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization unless it shall have (a) complied with all applicable requirements of Section 5.10 of the Credit Agreement, including execution and delivery to the Collateral Agent of a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto and (b) taken all actions necessary to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby;
          (iv) it shall not take or permit any action which could impair the Collateral Agent’s rights in the Collateral, except as otherwise permitted in the Credit Agreement; and
          (v) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise permitted in accordance with the Credit Agreement.
     4.2 Equipment and Inventory.
          (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) all of the Equipment, Inventory or other Goods included in the Collateral (other than Equipment, Inventory or other Goods having an aggregate value of less than $100,000 is kept for the past one (1) year only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time), unless such Equipment, Inventory or other Goods are in the possession or control of any third party (including, without limitation, any outside processor) or in transit;
          (ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and
          (iii) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman except as described on Schedule 4.2 (as such schedule may be amended or supplemented from time to time).
          (b) Covenants and Agreements. Each Grantor covenants and agrees that:
          (i) it shall keep the Equipment, Inventory and other Goods, and any Documents evidencing any Equipment, Inventory and other Goods (other than Equipment, Inventory or other Goods having an aggregate value of less than $100,000 in the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless such Equipment, Inventory or other Goods are in the possession or control of any third party or unless it shall have (a) notified the Collateral Agent in writing (including by telecopy or other electronic means), by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least twenty (20) days prior to any change in locations (or such shorter period of time acceptable to the Collateral Agent), identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions reasonably requested by Collateral Agent to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment, Inventory or other Goods;
          (ii) it shall keep correct and accurate records in all material respects of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor’s cost therefor and (where applicable) the current list prices for the Inventory, in each case, in reasonable detail;
          (iii) it will (a) conduct a physical count or a periodic cycle count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Collateral Agent requests, (b) at its own expense, deliver to the Agents the results of each physical verification, which it has made, or has caused any other Person to make on their behalf, of all or any portion of its Inventory and (c) maintain a perpetual inventory reporting system at all times;
          (iv) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent; and
          (v) upon the reasonable request of the Collateral Agent, if any Equipment or Inventory with an aggregate value in excess of $100,000 is in possession or control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and shall use commercially reasonable efforts in obtaining an acknowledgment from the third party that it is holding such Equipment and Inventory for the benefit of the Collateral Agent.
     4.3 Receivables.
          (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) each Eligible Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms (subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance and other similar laws and judicially developed doctrines in this area such as substantive consolidation and equitable subordination; (ii) the effect of general principles of equity and (iii) other commonly recognized statutory and judicial constraints on enforceability) and (c) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;
          (ii) none of the Account Debtors in respect of any material Eligible Receivable is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign government or sovereign. No Eligible Receivable requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained; and
          (iii) no Eligible Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper valued in excess of $25,000 which has not been delivered promptly to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 4.3(c).
          (b) Covenants and Agreements: Each Grantor hereby covenants and agrees that:
          (i) it shall keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Receivables, including, but not limited to, copies of all material documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;
          (ii) upon the reasonable request of the Collateral Agent, it shall promptly mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper, Instruments and other evidence of Receivables (other than any delivered to the Collateral Agent as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein;
          (iii) it shall perform in all material respects all of its obligations with respect to the Receivables;
          (iv) except as otherwise permitted by the Credit Agreement, it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect on the value of such Receivable as Collateral. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, upon the occurrence and during the continuance of an Event of Default or permitted under the Credit Agreement, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;
          (v) except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary. Notwithstanding the foregoing, the Collateral Agent shall have the right upon written notice (which, if no Event of Default shall have occurred and be continuing, shall be no less than 2 Business Days prior notice) to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; and (2) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor has the right to do so; and
          (vi) it shall use its commercially reasonable efforts to keep in full force and effect any material Supporting Obligation or Collateral Support relating to any Receivable.
          (c) Delivery and Control of Receivables. With respect to any Receivables in excess of $500,000 individually or in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $500,000 individually in the aggregate which would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon the reasonable request of the Collateral Agent.

     4.4 Investment Related Property.
          4.4.1 Investment Related Property Generally
          (a) Covenants and Agreements. Each Grantor hereby covenants and agrees that, subject to the Intercreditor Agreement:
          (i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall promptly deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;
          (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, winding up, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall promptly be included in the definition of Collateral without further action and (b) such Grantor shall promptly take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, to the extent permitted to do so under Section 5.12 of the Credit Agreement, each Grantor may retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and all scheduled payments of interest;
          (iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent; and
          (iv) each Grantor agrees that it shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Investment Related Property to any Person other than the Collateral Agent, except as otherwise permitted by the Credit Agreement and subject to the terms of the Intercreditor Agreement, the Second Lien Term Loan Collateral Agent.

          (b) Delivery and Control.
          (i) Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Closing Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall promptly comply with the provisions of this Section 4.4.1(b) immediately upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC. With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC issued by an issuer organized under the laws of the U.S. or any state thereof (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.
          (c) Voting and Distributions.
          (i) So long as no Event of Default shall have occurred and be continuing:
(1)	except as otherwise provided in this Agreement or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent’s reasonable judgment, such action would have a Material Adverse Effect; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right in such circumstances described in the preceding proviso; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to ordinary course of business matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section

4.4(c)(i)(1), and no notice of any such voting or consent need be given to the Collateral Agent; and
(2)	the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above;
          (ii) Upon the occurrence and during the continuation of an Event of Default and upon written notice from the Collateral Agent to the applicable Grantor:
(1)	all rights of such Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)	in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.
          After any and all Events of Default have been cured or waived, Grantor shall have the right to exercise voting and other consensual rights that it would otherwise be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder.
          4.4.2 Pledged Equity Interests
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

          (ii) except as set forth on Schedule 4.4(B), it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past one (1) year;
          (iii) except as set forth on Schedule 4.4, it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;
          (iv) without limiting the generality of Section 4.1(a)(v), except for consents already obtained, required under applicable law or required to be obtained in the ordinary course of business, no material consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation or perfection of the security interest of the Collateral Agent in any Pledged Equity Interests, the First Priority status (with respect to Revolving Credit Priority Collateral) and Second Priority status (with respect to the Second Lien Term Loan Priority Collateral), the status of the security interest of the Collateral Agent in the Pledged Equity Interests, or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;
          (v) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and
          (vi) except as otherwise set forth on Schedule 4.4(C), all of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction (to the extent applicable).
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (b) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer (except as permitted in the Credit Agreement), (c) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, or (d) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (d), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof;
          (ii) it shall comply in all material respects with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;
          (iii) except as permitted by the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not permit any issuer (that is a Subsidiary of such Grantor) of any Pledged Equity Interest to merge, amalgamate, or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger, amalgamation, or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Foreign Subsidiary, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2; and
          (iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following the occurrence and during the continuation of an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.
          4.4.3 Pledged Debt
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof (subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance and other similar laws and judicially developed doctrines in this area such as substantive consolidation and equitable subordination; (ii) the effect of general principles of equity and (iii) other commonly recognized statutory and judicial constraints on enforceability), and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness;
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that it shall promptly notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.
          4.4.4 Investment Accounts
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:
          (i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts held by each Grantor. Except as provided on Schedule 4.4, each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto, the Second Lien Term Loan Collateral Agent or otherwise in accordance with the Credit Agreement and subject to the Intercreditor Agreement) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;
          (ii) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest. Except as provided on Schedule 4.4, each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto and the Second Lien Term Loan Collateral Agent or otherwise in accordance with the Credit Agreement and subject to the Intercreditor Agreement) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and
          (iii) Subject to the terms of the Credit Agreement and this Agreement, each Grantor has taken all actions necessary, including those specified in Section 4.4.4(c), to: (a) establish Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); and (b) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts.
          (b) Covenant and Agreement. Each Grantor hereby covenants and agrees with the Collateral Agent that it shall not close or terminate any Investment Account without the prior consent of the Collateral Agent unless a successor or replacement account has been established and to the extent required by the Credit Agreement or this Agreement with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c).
          (c) Delivery and Control.
          (i) With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, to the extent required by the Credit Agreement or this Agreement it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which it shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor. With respect to any Investment Related Property that is a “Deposit Account,” to the extent required by the Credit Agreement or this Agreement such Grantor shall cause the depositary institution maintaining such account to enter into an agreement, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account. To the extent required by the Credit Agreement or this Agreement, each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities Entitlements or Deposit Accounts that exist on the Closing Date, as of or prior to the Closing Date and (ii) any Securities Accounts, Securities Entitlements or Deposit Accounts that are created or acquired after the Closing Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.
In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, to the extent required by the Credit Agreement or this Agreement such Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Subject to the terms of the Intercreditor Agreement, upon the occurrence of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.
     4.5 Material Contracts.
          (a) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) in addition to any rights under the Section of this Agreement relating to Receivables, the Collateral Agent may at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, subject to the terms of the Credit Agreement, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent;
          (ii) it shall perform in all material respects all of its obligations with respect to the Material Contracts;
          (iii) it shall promptly and diligently exercise each material right to enforce collection (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary;
          (iv) it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract;
          (v) upon the request of the Collateral Agent, each Grantor shall, within thirty (30) days of the date hereof with respect to any Non-Assignable Contract in effect on the date hereof and within thirty (30) days after entering into any Non-Assignable Contract after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to Secured Party and use its commercially reasonable efforts to obtain such consent; and

          (vi) it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any Material Contract to which it hereafter becomes a party of any provision that could materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in such Material Contract.
     4.6 Letter of Credit Rights.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) all letters of credit with a face value in excess of $100,000 to which such Grantor has rights is listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and
          (ii) at the reasonable request of the Collateral Agent, it shall use commercially reasonable efforts to obtain the consent of each issuer of any letter of credit with a face value in excess of $100,000 to the assignment of the proceeds of the letter of credit to the Collateral Agent.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any letter of credit with a face value in excess of $100,000 hereafter arising it shall use commercially reasonable efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.
     4.7 Intellectual Property.
          (a) Representations and Warranties. Except as disclosed in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:
          (i) Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list, in all material respects, of all United States registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor;
          (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Patents, Trademarks and Copyrights listed on Schedule 4.7 as owned by such Grantor (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other material Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims and encumbrances, except for Permitted Liens and the licenses set forth on Schedule 4.7(D) (as it may be amended or supplemented from time to time);

          (iii) no Copyrights, Patents and Trademarks material to its business have been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks in full force and effect;
          (iv) no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any Intellectual Property material to such Grantor’s business and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;
          (v) all registrations and applications for Copyrights, Patents and Trademarks set forth on Schedule 4.7 are registered or applied for in the name of the identified Grantor;
          (vi) each Grantor has been using appropriate statutory notice of registration in connection with its proper marking practices in connection with the use of Patents material to the business of such Grantor;
          (vii) each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral that is material to the business of any Grantor and has taken all action necessary to insure that all licensees of such Trademark Collateral owned by such Grantor use such adequate standards of quality in connection with any such Trademark Collateral licensed to such licensee;
          (viii) to the best of each Grantor’s knowledge, the conduct of such Grantor’s business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party; no claim has been made in writing that the use of any Intellectual Property that is owned or used by Grantor (or any of its respective licensees) and material to such Grantor’s business violates the asserted rights of any third party;
          (ix) to the best of each Grantor’s knowledge, no third party is infringing upon or otherwise violating any rights in any Intellectual Property owned or used by such Grantor, or any of its respective licensees;
          (x) except for Permitted Liens and agreements set forth on Schedule 4.7(D), no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that adversely affect Grantor’s rights to own or use any material Intellectual Property material to such Grantor’s business; and
          (xi) other than under the security agreements listed on Schedule 4.1(D), no Grantor has made a previous assignment, sale, transfer or agreement that constitutes a present or future assignment, sale, transfer or agreement of any Intellectual Property that has not been terminated or released.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:
          (i) it shall not do any act or omit to do any act whereby any of the material Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest to the Collateral Agent granted therein;
          (ii) it shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;
          (iii) it shall promptly notify the Collateral Agent if it knows or has reason to know that any Trademark, Patent or Copyright that is material to the business of any Grantor has or will become (a) abandoned or dedicated to the public or placed in the public domain, or (b) invalid or unenforceable;
          (iv) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor that is material to its business;
          (v) in the event that any material Trademark, Patent and Copyright that is material to a Grantor’s business is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its rights in such Intellectual Property;
          (vi) it shall promptly (but in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent the filing of any application to register any material Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

          (vii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent’s interest in any part of the material Intellectual Property material to the business of such Grantor, whether now owned or hereafter acquired;
          (viii) it shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents; and
          (ix) it shall use appropriate statutory notice of registration in connection with its proper marking practices in connection with the use of any of the Patents.
     4.8 Commercial Tort Claims
          (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor in excess of $500,000 either individually or in the aggregate; and
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim in excess of $500,000 either individually or in the aggregate hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.
SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.
     5.1 Access; Right of Inspection. Subject to the limitations set forth in Section 5.6 of the Credit Agreement (a) the Collateral Agent shall have access to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may inspect the same, take extracts therefrom and make photocopies thereof, and (b) the Collateral Agent and its representatives shall also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.
     5.2 Further Assurances.
          (a) Subject to specific limitations contained herein or in the Credit Agreement, each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:
          (i) authorize the filing of such financing, financing change, or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;
          (ii) at the reasonable request of the Collateral Agent, take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered in the United States or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State.
          (iii) at any reasonable time, subject to the limitations set forth in Section 5.6 of the Credit Agreement, upon request by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and
          (iv) at the Collateral Agent’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.
          (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
          (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of and signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof (which Intellectual Property, if it existed and was owned by such Grantor as of the effective date of this Agreement, would be required to be referenced on Schedule 4.7) or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.
     5.3 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”) in accordance with the terms of the Credit Agreement, by executing a Counterpart Agreement. Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.
SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.
     6.1 Power of Attorney.
          (a) Until payment in full in cash of all Secured Obligation (other than contingent obligations for which no claim has been asserted) and the cancellation or termination of the Commitments, Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation, the following:
          (i) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;
          (ii) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
          (iii) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

          (iv) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;
          (v) to prepare and file any UCC financing statements against such Grantor as debtor;
          (vi) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;
          (vii) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and
          (viii) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
     6.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct.
SECTION 7. REMEDIES.
     7.1 Generally.
          (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:
          (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;
          (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;
          (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and
          (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.
          (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.
          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.
     7.2 Application of Proceeds. All proceeds received by the Collateral Agent (whether from a Grantor or otherwise) in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied by the Collateral Agent in the manner prescribed by the Credit Agreement, subject to the terms of the Intercreditor Agreement.
     7.3 Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.
     7.4 Deposit Accounts. If any Event of Default shall have occurred and be continuing, subject to the terms of the applicable Deposit Account Control Agreement, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account in accordance with the Credit Agreement, and subject to the terms of the Intercreditor Agreement.

     7.5 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property in accordance with the terms of this Agreement, upon the occurrence and during the continuance of an Event of Default and upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
     7.6 Intellectual Property.
          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:
          (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees, at the reasonable request of the Collateral Agent, to use all commercially reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in the Intellectual Property by others;

          (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
          (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;
          (iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and
          (v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and with respect to such amounts:
(1)	all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

(2)	except as permitted in the Credit Agreement, Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.
          (c) Solely upon the occurrence and during the continuance of an Event of Default and for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, if the Intellectual Property has not been assigned to the Collateral Agent, each Grantor grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.
     7.7 Cash Proceeds. In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, except as otherwise provided in the Credit Agreement, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, and deposited in the Cash Collateral Account or a Deposit Account subject to an effective Deposit Account Control Agreement or otherwise be segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to the Intercreditor Agreement, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Cash Collateral Account or a Deposit Account subject to an effective Deposit Account Control Agreement. All cash proceeds received by the Collateral Agent (whether from a Grantor or otherwise) in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied by the Collateral Agent in the manner prescribed by the Credit Agreement, subject to the terms of the Intercreditor Agreement.

SECTION 8. COLLATERAL AGENT.
     The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement, the Intercreditor Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement (other than contingent indemnification obligations for which no claim has been asserted) and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and the Grantors, and Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Grantors and Collateral Agent signed by the Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five (5) Business Days’ notice to the Administrative Agent, to appoint a successor Collateral Agent, and if no Default or Event of Default shall have occurred and be continuing, with the consent of Company, such consent not to be unreasonably withheld or delayed. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

     If any Grantor fails to perform or comply with any of its agreements contained in this Agreement and the Collateral Agent, as provided for by the terms of this Agreement or any other Credit Document, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Revolving Loan, shall be payable by such Grantor to the Collateral Agent on demand and shall constitute Obligations secured by the Collateral.
SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.
     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted), the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, be binding upon each Grantor, its successors and permitted assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and permitted assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted), the cancellation or termination of the Commitments, and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments and financing change statements to evidence such termination and return to the Grantors any possessory Collateral that has been delivered by the Grantors to the Collateral Agent pursuant to the terms of this Agreement as Grantors shall reasonably request. Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.
SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.
     The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.
SECTION 11. AMENDMENTS, MODIFICATIONS
     The liens, lien priority, administrative priorities and other rights and remedies granted to the Collateral Agent for the benefit of the Lenders pursuant to this Agreement or any other Credit Document (specifically, including, but not limited to, the existence, perfection and priority of the liens provided herein and therein and the administrative priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of Indebtedness by any of the Credit Parties or by any other act or omission whatsoever.
SECTION 12. ACKNOWLEDGMENT
     This Agreement is subject to the terms and conditions set forth in the Intercreditor Agreement or the Credit Agreement in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement or the Credit Agreement and this Agreement, the terms of the Intercreditor Agreement or the Credit Agreement, as applicable, shall govern.
     Notwithstanding anything in this Agreement to the contrary, each of the Grantors and the Collateral Agent agrees that any requirement hereunder that any Grantor deliver any Collateral that constitutes Second Lien Term Loan Priority Collateral to the Collateral Agent, or that requires any Grantor to vest the Collateral Agent with possession or “control” (as defined in the UCC) of any Collateral that constitutes Second Lien Term Loan Priority Collateral, in each case, shall be deemed satisfied to the extent that, prior to the Discharge of Second Lien Term Loan Obligations (other than contingent indemnification obligations), such Collateral is delivered to the Second Lien Term Loan Collateral Agent, or the Second Lien Term Loan Collateral Agent shall have been vested with such possession or (unless, pursuant to the UCC, “control” may be given concurrently to the Collateral Agent and the Second Lien Term Loan Collateral Agent) control, in each case, subject to the provisions of the Intercreditor Agreement.

SECTION 13. MISCELLANEOUS.
     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and permitted assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original (including counterparts received via telecopy or other electronic means), but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Each Grantor and the Collateral Agent hereby acknowledge that (a) value has been given, and (b) such Grantor has rights in its Collateral and, to the extent that such Grantor does not acquire rights or interests in any of its Collateral until after the execution and delivery of this Agreement, the security interest created hereby shall attach to such Collateral at the time such Grantor acquires rights or interests therein. Each Grantor hereby acknowledges receipt of a copy of this Agreement.
     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF

LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS).

     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC. (f/k/a NEW DURA, INC.)

NEW DURA OPCO, INC.
NEW DURA HOLDCO, INC.
DURA OPERATING CORP.

DURA SPICEBRIGHT, INC.

ADWEST ELECTRONICS INC.

ATWOOD AUTOMOTIVE, INC.

ATWOOD MOBILE PRODUCTS, INC.

DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS, INC.

DURA GLOBAL TECHNOLOGIES, INC.

CREATION GROUP, INC.

CREATION GROUP HOLDINGS, INC.

CREATION GROUP TRANSPORTATION, INC.

KEMBERLY, INC., as Grantors

By:

Name:
Title:

DURA SHIFTER L.L.C., as Grantor

By:	DURA OPERATING CORP.,
Its:	SOLE MEMBER

By:

Name:
Title:

DURA AIRCRAFT OPERATING COMPANY, LLC, as Grantor

By:	DURA OPERATING CORP.,
Its:	SOLE MEMBER

By:

Name:
Title:

DURA BRAKE SYSTEMS, L.L.C., as Grantor

By:	DURA OPERATING CORP.,
Its:	SOLE MEMBER

By:

Name:
Title:

DURA CABLES NORTH LLC, as Grantor

By:	ATWOOD AUTOMOTIVE, INC.,
Its:	SOLE MEMBER

By:

Name:
Title:

DURA CABLES SOUTH LLC, as Grantor

By:	ATWOOD AUTOMOTIVE, INC.,
Its:	SOLE MEMBER

By:

Name:
Title:

DURA FREMONT L.L.C.
DURA GLADWIN L.L.C.
DURA MANCELONA L.L.C.
DURA SERVICES L.L.C., as Grantors

By:

Name:
Title:

DURA G.P., as Grantor

By:	DURA OPERATING CORP.,
Its:	MANAGING GENERAL PARTNER

By:

Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Collateral Agent

By:

Name:
Title:

SCHEDULE 4.1
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
GENERAL INFORMATION
(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Chief Executive
Office/Sole Place
of Business (or
		Jurisdiction of	Residence if
Full Legal	Type of	Domicile	Grantor is a
Name	Organization	Organization	Natural Person)	Organization I.D.#
(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor has conducted business for the past one (1) year:

Full Legal Name	Trade Name or Fictitious Business Name
(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past one (1) year:

Grantor	Date of Change	Description of Change
(D)	Agreements pursuant to which any Grantor is found as debtor within past one (1) year:

Grantor	Description of Agreement
(E)	Financing Statements:

Grantor	Filing Jurisdiction(s)
SCHEDULE 4.1-1

SCHEDULE 4.2
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT

Grantor	Location of Equipment, Inventory and other Goods

SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT
INVESTMENT RELATED PROPERTY
     (A) Pledged Stock:

Percentage
of
				Stock		No. of	Outstanding
	Stock	Class of	Certificated	Certificate		Pledged	Stock of the
Grantor	Issuer	Stock	(Y/N)	No.	Par Value	Stock	Stock Issuer
     Pledged LLC Interests:

Percentage of
Outstanding
LLC Interests of
	Limited				the Limited
	Liability	Certificated	Certificate No.	No. of Pledged	Liability
Grantor	Company	(Y/N)	(if any)	Units	Company
     Pledged Partnership Interests:

		Type of			Percentage of
		Partnership			Outstanding
		Interests (e.g.,			Partnership
		general or	Certificated	Certificate No.	Interests of the
Grantor	Partnership	limited)	(Y/N)	(if any)	Partnership
     Pledged Trust Interests:

Percentage of
Outstanding
		Class of Trust	Certificated	Certificate No.	Trust Interests
Grantor	Trust	Interests	(Y/N)	(if any)	of the Trust
     Pledged Debt:

		Original	Outstanding
		Principal	Principal
Grantor	Issuer	Amount	Balance	Issue Date	Maturity Date

     Securities Account:

Share of Securities
Grantor	Intermediary	Account Number	Account Name
     Commodities Accounts:

Name of Commodities
Grantor	Intermediary	Account Number	Account Name
     Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name
(B)

Grantor	Date of Acquisition	Description of Acquisition
(C)

Name of Issuer of Pledged LLC Interest/Pledged
Grantor	Partnership Interest
EXHIBIT 4.4-2

SCHEDULE 4.6
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT

Grantor	Description of Letters of Credit

SCHEDULE 4.7
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
INTELLECTUAL PROPERTY
(A)	Copyrights

(B)	Patents

(C)	Trademarks

(D)	Intellectual Property Exceptions

SCHEDULE 4.8
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT

Grantor	Commercial Tort Claims

EXHIBIT A
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
PLEDGE SUPPLEMENT
     This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Revolving Credit Agreement Pledge and Security Agreement, dated as of June 27, 2008 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among Dura Operating Corp., a Delaware corporation, New Dura Opco, Inc., a Delaware corporation, the other Grantors named therein, and General Electric Capital Corporation, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.
     Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant and hypothecate to the Collateral Agent, a security interest in and fixed charge on all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor hereby authorizes the Collateral Agent to file a Record or Records, including financing or financing change or continuation statements describing such Collateral as “all assets” or “all personal property, whether now owned or hereafter acquired.” Grantor represents and warrants that the attached Supplements to Schedules accurately and completely in all material respects set forth the additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.
     IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:

Name:
Title:
EXHIBIT B-1

SUPPLEMENT TO SCHEDULE 4.1
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
Additional Information:
(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Chief Executive
Office/Sole Place
of Business (or
		Jurisdiction of	Residence if
Full Legal	Type of	Domicile	Grantor is a
Name	Organization	Organization	Natural Person)	Organization I.D.#
(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor has conducted business for the past one (1) year:

Full Legal Name	Trade Name or Fictitious Business Name
(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past one (1) year:

Name of Grantor	Date of Change	Description of Change
(D)	Agreements pursuant to which any Grantor is found as debtor within past one (1) year:

Name of Grantor	Description of Agreement
(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)
EXHIBIT B-2

SUPPLEMENT TO SCHEDULE 4.2
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Location of Equipment. Inventory and other Goods
EXHIBIT B-3

SUPPLEMENT TO SCHEDULE 4.4
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:

Deposit Accounts:

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition
(C)

Name of Grantor	Name of Issuer of Pledged LLC Interest/Pledged Partnership Interest
[Add stock in Unlimited Companies as subset of Pledged Stock.]
EXHIBIT B-4

SUPPLEMENT TO SCHEDULE 4.6
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Description of Letters of Credit
EXHIBIT B-5

SUPPLEMENT TO SCHEDULE 4.7
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
Additional Information:

(A) Copyrights

(B) Patents

(C) Trademarks

(D) Intellectual Property Exceptions
EXHIBIT B-6

SUPPLEMENT TO SCHEDULE 4.8
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
Additional Information:

Name of Grantor	Commercial Tort Claims
EXHIBIT B-7

EXHIBIT B
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
UNCERTIFICATED SECURITIES CONTROL AGREEMENT
     This Uncertificated Securities Control Agreement dated as of [                    ], 20[                    ] among [                                        ] (the “Pledgor”), [                    ], as collateral agent for the Secured Parties, (the “Collateral Agent”) and [                    ], a [                    ] [corporation] (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in the Revolving Credit Agreement Pledge and Security Agreement dated June 27, 2008, among the Pledgor, the other Grantors party thereto and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     Section 1. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [                    ] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.
     Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person. The Collateral Agent hereby agrees that it shall not give any instructions relating to the Pledged Shares unless and Event of Default has occurred and is continuing.
     Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Collateral Agent that, except as permitted under the Credit Agreement:
     (a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and
     (b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.
     (c) Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any Lien against the Pledged Shares, the Issuer will promptly upon obtaining notice thereof notify the Collateral Agent and the Pledgor thereof.
EXHIBIT B-8

     (d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.
     Section 4. Choice of Law. This Agreement shall be governed by the laws of the State of New York.
     Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement (except for the Credit Agreement and other Credit Documents) now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.
     Section 6. Voting Rights. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares. The Collateral Agent hereby agrees not to give any such instruction unless an Event of Default has occurred and is continuing.
     Section 7. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only (i) with the express written consent of the Issuer and (ii) by sending written notice of such assignment to the Pledgor.
     Section 8. Indemnification of Issuer. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence, willful misconduct, bad faith or breach of this Agreement and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, willful misconduct, bad faith or breach of this Agreement and from and against any and all liabilities, actual losses, damages, reasonable, out-of-pocket costs and expenses, charges, and reasonable fees of one outside legal counsel until the termination of this Agreement.
     Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.
EXHIBIT B-9

Pledgor:	[Name and Address of Pledgor]
Attention:	[ ]
Telecopier:	[ ]

Collateral Agent:	General Electric Capital Corporation
Attention:	[ ]
Telecopier:	[ ]

Issuer:	[Insert Name and Address of Issuer]
Attention:	[ ]
Telecopier:	[ ]
     Any party may change its address for notices in the manner set forth above.
     Section 10. Termination. The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer promptly upon the request of the Pledgor on or after the termination of the Collateral Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.
     Section 11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts (which delivery shall be effective upon receipt of an original executed copy, telecopy or other electronic transmission).

[NAME OF PLEDGOR], as Pledgor

By:

Name:
Title:
EXHIBIT B-10

GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent

By:

Name:
Title:

[NAME OF ISSUER], as Issuer

By:

Name:
Title:
EXHIBIT B-11

Exhibit A
[Letterhead of Collateral Agent]
[Date]
[Name and Address of Issuer]
Attention: [                                        ]
     Re: Termination of Control Agreement
     You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.
     You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours, General Electric Capital Corporation, as Collateral Agent

By:

Name:
Title:

EXHIBIT C
TO REVOLVING CREDIT AGREEMENT
PLEDGE AND SECURITY AGREEMENT
INTELLECTUAL PROPERTY SECURITY AGREEMENT
          [Copyright Security Agreement] [Trademark Security Agreement] [Patent Security Agreement], dated as of                                          , 2008, by each of the entities listed on the signature pages hereof (each a “Grantor” and, collectively, the “Grantors”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity as collateral agent, the “Collateral Agent”).
W i t n e s s e t h:
Whereas, pursuant to that certain Senior Secured Revolving Credit and Guaranty Agreement, dated as of June 27, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Dura Operating Corp., a Delaware corporation, (“Company”), Dura Automotive Systems, Inc., (f/k/a “New Dura, Inc.”), a Delaware corporation ( “Holdings”), certain Subsidiaries of Holdings and the Company, the Lenders party thereto from time to time (the “Lenders”), GE Capital Markets, Inc., as sole book runner, lead arranger, Wachovia Bank, National Association, as syndication agent, General Electric Capital Corporation, as administrative agent and as collateral agent and Bank of America, as Issuing Bank and documentation agent and the Lenders have severally agreed to make extensions of credit to Company upon the terms and subject to the conditions set forth therein;
          Whereas, the Grantors other than Company are party to the Guaranty pursuant to which they have guaranteed the Obligations; and
          Whereas, all the Grantors are party to that certain Revolving Credit Agreement Pledge and Security Agreement dated as of June 27, 2008, in favor of the Collateral Agent for the benefit of the Secured Parties (the “Pledge and Security Agreement”) pursuant to which the Grantors are required to execute and deliver this [Copyright][Trademark][Patent] Security Agreement;
          Now, Therefore, in consideration of the premises and to induce the Lenders and the Agents to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to Company thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

          Section 1. Defined Terms
          Unless otherwise defined herein, terms defined in the Credit Agreement or in the Pledge and Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Pledge and Security Agreement.
          Section 2. [Grant of Security Interest in Copyright Collateral
          Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under all of its United States registered Copyrights and applications for United States registered Copyrights referred to on Schedule I hereto (the “Copyright Collateral”):
          OR
          Section 3. [Grant of Security Interest in Patent Collateral
          Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under all of its United States issued Patents and applications for United States Patents referred to on Schedule I hereto (the “Patent Collateral”):
          OR
          Section 4. [Grant of Security Interest in Trademark Collateral
          Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under all of its United States registered Trademarks and applications for United States registered Trademarks referred to on Schedule I hereto (the “Trademark Collateral”):
          Section 5. Certain Limited Exclusions
          Notwithstanding anything herein to the contrary, in no event shall the [Copyright Collateral][Patent Collateral][Trademark Collateral] include any rights or
EXHIBIT C-2

interests if and for so long as the grant of such security interest shall constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein; provided however that the [Copyright Collateral][Patent Collateral][Trademark Collateral]shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied.
          Section 6. Termination
          Upon the payment in full of all Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted), the cancellation or termination of the Commitments, and the cancellation, expiration or cash collateralization of all outstanding Letters of Credit, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.
          Section 7. Pledge and Security Agreement
          The security interest granted pursuant to this [Copyright][Trademark][Patent] Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Pledge and Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the [Copyright][Trademark][Patent] Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
[Signature Pages Follow]
EXHIBIT C-3

          In witness whereof, each Grantor has caused this [Copyright][Trademark][Patent] Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[ ], as Grantor

By:

Name:
Title:
Accepted and Agreed
as of the date first above written:
General Electric Capital Corporation,
as Collateral Agent

By:
Name:
Title:

Schedule I
to
Copyright Security Agreement
Copyright Registrations
     REGISTERED COPYRIGHTS
          [Include Copyright Registration Number and Date]
COPYRIGHT APPLICATIONS

Schedule I
to
Patent Security Agreement
Patent Registrations
REGISTERED PATENTS
PATENT APPLICATIONS

Schedule I
to
Trademark Security Agreement
Trademark Registrations
REGISTERED TRADEMARKS
TRADEMARK APPLICATIONS